Digital Assets	12 Months Ended
Mar. 31, 2026
Digital Assets [Abstract]
Digital assets

7. Digital assets

	2026	2025
	US$	US$
Digital assets held on exchange institutions	379,920,883	221,162,809
Digital assets receivable	20,973	—
	379,941,856	221,162,809

The digital assets held on third party exchange institutions are measured at fair value. They represented balance of digital assets attributable to the Company held in shared wallets of the third-party exchanges of which approximately $31,956,062, the Company is the beneficial owner while the account holder is the third party, Polaris Technologies Group Limited. Polaris Technologies Group Limited is the sister company of the related party, Northstar Technologies Holdings Limited. Through the contractual arrangement, it provides a protective right to Northstar Technologies Polaris for their derivative products entered with the Company.